SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2011
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

27. SUBSEQUENT EVENTS

        a.     The Company changed the ratio of its American depositary shares ("ADSs") to Class A ordinary shares from 1:15 to 1:45 (the "Ratio Change") effective April 16, 2012. Pursuant to the Ratio Change, the record holders of the Company's ADS as of the effective date were entitled to receive one (1) new ADS, each representing forty-five (45) shares, in exchange for every three (3) ADSs held by them. No new shares were issued in connection with the Ratio Change. All ADSs and per ADS amounts presented in the consolidated financial statements have been restated on a retroactive basis to reflect the effect of the Ratio Change.

        b.     On April 27, 2012, the Company entered into a restructuring deed with GLA, IFM Overseas Partners L.P. ("IFMOP"), Donald Zhang, Harry Lu and IFM Overseas Limited, the general partner of IFMOP ("Restructuring Deed") pursuant to which the existing secured note between two of Company's shareholders, GLA and IFMP ("Existing Note") will be amended and restated on the terms set out in a new secured note ("New Note") between the two shareholders on the restructuring date. To secure its obligations under the New Note, IFMOP will mortgage all of its ordinary shares in the Company to GLA. Pursuant to the Restructuring Deed, the restructuring will be consummated within 45 days after the date of the Restructuring Deed upon satisfaction of certain conditions precedent, and on the restructuring date, (i) the parties to the Restructuring Deed will release each other from all claims under certain legal proceedings, including the petition to request an order to wind up the Company and other remedies filed by GLA on December 30, 2011 (note 23(d)), (ii) the Existing Note will be amended and restated by the New Note, (iii) GLA will be granted an option within a period of six months commencing on the earlier of the date of repayment or maturity of the New Note, to require IFMOP and the Company to buy or procure the purchase of all or any portion of the Company's ordinary shares held by GLA, at a purchase price to be calculated based on the then current weighted average trading price of the Company's ADSs or, if the Company's ADSs or ordinary shares cease to be listed and traded on any stock exchange, the fair market value to be determined by a financial advisor, and (iv) GLA will be granted certain other rights, including, among others, information rights. In addition, GLA was granted on the date of the Restructuring Deed a right of prior approval over certain corporate matters relating to the Company and the Company's business, including, among others, change in capital structure, disposal and acquisition of material assets, and incurrence of any material indebtedness. These approval rights would terminate if the restructuring is not consummated as contemplated.

        The Group is currently in the process of evaluating the accounting implications of the above transactions.